EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of INmune Bio Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David J. Moss , Chief Financial Officer of the Company, certify to my knowledge and in my capacity, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2019

/s/ David J. Moss
David J. Moss
Chief Financial Officer (Principal Financial Officer)